SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

March 31, 2005

Date of report (Date of earliest event reported)

Security Capital Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	1-7921	13-3003070
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Eight Greenwich Office Park, Third Floor, Greenwich, CT		06831
(Address of Principal Executive Offices)		(Zip Code)

203-625-0770

(Registrant’s telephone number, including area code)

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On March 31, 2005, Security Capital Corporation (“Security Capital”), through its indirect, majority-owned subsidiary, Octagon Risk Services, Inc. (“Octagon”), acquired 100% of the outstanding capital stock of Managed Care Holdings Corporation (“MCHC”) and its wholly owned subsidiary, Caronia Corporation (“Caronia”), from Continental Casualty Company (“Casualty”) for $16,000,000, plus transaction costs of $382,000.  The purchase price is subject to adjustment based upon the working capital of Caronia as of the closing date.  The acquisition was consummated pursuant to the terms of a stock purchase agreement, dated March 17, 2005, between Octagon and Casualty.  The acquisition was accounted for as a purchase business combination in accordance with the provisions of Statement of Financial Accounting Standards No. 141, “Business Combinations” (“SFAS 141”).  Accordingly, the costs to acquire MCHC were allocated to the tangible and intangible assets acquired and liabilities assumed based on their respective fair value.  Any excess of the purchase price over the estimated fair value of net assets acquired was allocated to goodwill.  A preliminary allocation of the purchase price to the net assets acquired has been made and reflected in the pro forma statements based on the best information currently available.  As such, the final allocation of purchase price may vary from that presented herein.

Caronia provides third-party claims and risk management services to hospitals and healthcare systems, physician and paraprofessional groups, nursing homes, rehabilitation centers and clinics.  Its business is based in Melville, New York and services clients through 40 locations nationwide.  Upon the consummation of the transaction, MCHC and Caronia became part of Security Capital’s employer cost containment and health services operating segment under WC Holdings, Inc. (“WC”).

The Current Report on Form 8-K of Security Capital initially filed with the Securities and Exchange Commission on April 6, 2005 (the “8-K”) is being amended to add 1) the financial statements of the business acquired required by Item 9.01(a) and 2) the pro forma financial information required by Item 9.01 (b) of Form 8-K.  Items 9.01(a) and 9.01(b) of the 8-K are amended and restated in their entirety as follows:

Item 9.01.  Financial Statements and Exhibits.

(a)          Financial Statements of Business Acquired

The following audited consolidated financial statements and notes thereto of Managed Care Holdings Corporation (a wholly owned subsidiary of Continental Casualty Company) as of and for the years ended December 31, 2004 and 2003 are provided herein:

(i)                                     Independent Auditors' Report dated June 17, 2005;

(ii)                                  Consolidated Balance Sheets as of December 31, 2004 and 2003;

(iii)                               Consolidated Statements of Operations for the years ended December 31, 2004 and 2003;

(iv)                              Consolidated Statements of Shareholder’s Equity for the years ended December 31, 2004 and 2003;

(v)                                 Consolidated Statements of Cash Flows for the years ended December 31, 2004 and 2003; and

(vi)                              Notes to Consolidated Financial Statements.

MANAGED CARE HOLDINGS CORPORATION

(A WHOLLY OWNED SUBSIDIARY OF CONTINENTAL CASUALTY COMPANY)

CONSOLIDATED FINANCIAL STATEMENTS AS OF AND FOR THE YEARS ENDED

DECEMBER 31, 2004 AND 2003

AND INDEPENDENT AUDITORS’ REPORT

MANAGED CARE HOLDINGS CORPORATION

(A WHOLLY OWNED SUBSIDIARY OF CONTINENTAL CASUALTY COMPANY)

To the Board of Directors and Shareholders of

Managed Care Holdings Corporation

Chicago, IL

We have audited the accompanying consolidated balance sheets of Managed Care Holdings Corporation (a wholly owned subsidiary of Continental Casualty Company, a wholly owned subsidiary of The Continental Corporation, a wholly owned subsidiary of CNA Financial Corporation, an affiliate of Loews Corporation) and its wholly owned subsidiary, Caronia Corporation, (referred to collectively, the “Company”) as of December 31, 2004 and 2003, and the related consolidated statements of operations, shareholder’s equity, and cash flows for the years then ended.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois
June 17, 2005

MANAGED CARE HOLDINGS CORPORATION

(A WHOLLY OWNED SUBSIDIARY OF CONTINENTAL CASUALTY COMPANY)

CONSOLIDATED BALANCE SHEETS

DECEMBER 31, 2004 AND 2003

	2004	2003
ASSETS

ASSETS:
Cash	$10,315,539	$6,044,539
Accounts receivable (less allowance for doubtful accounts of $595,669 and $614,680, respectively)	2,076,474	2,141,464
Deferred Income tax asset	1,447,805	1,348,998
Goodwill	16,250,357	16,250,357

TOTAL ASSETS	$30,090,175	$25,785,358

LIABILITIES AND SHAREHOLDER’S EQUITY

LIABILITIES:
Taxes payable - due to affiliate	$5,393,718	$3,815,279
Accounts payable and accrued expenses	60,994	82,379
Deferred revenue	4,559,539	4,258,223
Other liabilities-Due to Parent	1,109,295	1,013,717

Total liabilities	11,123,546	9,169,598

SHAREHOLDER’S EQUITY:
Common stock	1	1
Additional paid-in capital	21,999,999	21,999,999
Accumulated deficit	(3,033,372)	(5,384,240)

Total shareholder’s equity	18,966,627	16,615,759

TOTAL LIABILITIES AND SHAREHOLDER’S EQUITY	$30,090,175	$25,785,358

The accompanying notes are an integral part of these financial statements.

MANAGED CARE HOLDINGS CORPORATION

(A WHOLLY OWNED SUBSIDIARY OF CONTINENTAL CASUALTY COMPANY)

CONSOLIDATED STATEMENTS OF OPERATIONS

YEARS ENDED DECEMBER 31, 2004 AND 2003

	2004	2003

Revenues
Revenues from services provided	$15,486,443	$13,912,128
Other revenues	44,186	13,834

Total revenues	15,530,629	13,925,962

Operating costs and expenses
Costs of services provided	9,475,704	9,351,303
Selling, general and administrative	1,978,183	1,557,371

Total operating costs and expenses	11,453,887	10,908,674

Income before income taxes	4,076,742	3,017,288

Income tax expense	1,725,874	1,335,549

Net income	$2,350,868	$1,681,739

The accompanying notes are an integral part of these financial statements.

MANAGED CARE HOLDINGS CORPORATION

(A WHOLLY OWNED SUBSIDIARY OF CONTINENTAL CASUALTY COMPANY)

CONSOLIDATED STATEMENTS OF SHAREHOLDER’S EQUITY

DECEMBER 31, 2004 AND 2003

	Common Stock	Additional Paid-in Capital	Accumulated Deficit

Balance January 1, 2003	$1	$21,999,999	$(7,065,979)

Net income	—	—	1,681,739

Balance December 31, 2003	1	21,999,999	(5,384,240)

Net income	—	—	2,350,868

Balance December 31, 2004	$1	$21,999,999	$(3,033,372)

The accompanying notes are an integral part of these financial statements.

MANAGED CARE HOLDINGS CORPORATION

(A WHOLLY OWNED SUBSIDIARY OF CONTINENTAL CASUALTY COMPANY)

CONSOLIDATED STATEMENTS OF CASH FLOWS

DECEMBER 31, 2004 AND 2003

	2004	2003
Cash flows from operating activities
Net income	$2,350,868	$1,681,739
Adjustments to reconcile net income to net cash provided by operating activities:
Bad debt expense	55,320	202,293
Changes in assets and liabilities:

Accounts receivable, net of write-offs	9,670	97,025
Deferred income tax benefit	(98,807)	(600,193)
Other liabilities	74,193	223,057
Income tax payable	1,578,440	1,770,136
Deferred revenue	301,316	1,512,545

Total adjustments	1,920,132	3,204,863

Net provided by operating activities	4,271,000	4,886,602

Cash- beginning of year	6,044,539	1,157,937

Cash- end of year	$10,315,539	$6,044,539

Supplemental Disclosure of Cash Flow Information:

Cash paid during the year for state income taxes	$246,241	$165,606

The accompanying notes are an integral part of these financial statements.

MANAGED CARE HOLDINGS CORPORATION

(A WHOLLY OWNED SUBSIDIARY OF CONTINENTAL CASUALTY COMPANY)

A. Summary of Significant Accounting Policies

Organization and Business

Managed Care Holdings Corporation, (“MCHC”) is a wholly owned subsidiary of Continental Casualty Company (“Casualty”).  Casualty is a wholly owned subsidiary of The Continental Corporation (“TCC”), which is wholly owned by CNA Financial Corporation (“CNA”).  Loews Corporation (“Loews”) owns approximately 91% of the outstanding common stock of CNA as of December 31, 2004. Caronia Corporation (“Caronia”) is a wholly owned subsidiary of MCHC, (collectively, the “Company”).  The Caronia company name is used to market and provide insurance related services to health care industry organizations such as hospitals and physician groups, as well as for casualty insurance companies and brokers.  These services include claims investigation and administration, quality assurance, risk management and audit services.  The types of contracts for these services are arranged on a fixed-fee basis, a time and expense basis, or on a rate per case basis.  Revenue from services provided is substantially associated with claims investigation and administration.  The Company’s business is based in Melville, New York and services clients through 40 locations nationwide.

Common Stock Ownership

The authorized capital stock of MCHC consists of 2,000 shares of Class A Common Stock, par value $.001 per share, 2,000 shares of Class B common stock, par value $.001 per share, and 2,000 shares of Preferred Stock, par value $0.001 per share of which 900 shares of Class A Common Stock are issued and outstanding.

Basis of Presentation

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and include the accounts and operations of MCHC and its subsidiary, Caronia, after elimination of all significant intercompany transactions.

Management’s use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Fair Value of Financial Instruments

The carrying amount of cash, receivables, and payables approximates fair value due to the short term maturity of the instruments.

Revenue Recognition

The Company’s revenues are primarily comprised of claims investigation and administration fees. Revenues from services provided are recognized at the time such services are rendered. Deferred revenues represent the estimated unearned portion of fees derived from certain fixed-fee claim service agreements. The Company’s fixed-fee service arrangements typically require the Company to handle claims on either a one- or two-year basis, or for the lifetime of the claim. In cases where the claim is handled on a non-lifetime basis, an additional fee is typically received on each anniversary date that the claim remains open. For service arrangements where services are provided for the life of the claim, the Company only receives one fee for the life of the claim, which the company approximates at three years, regardless of the ultimate duration of the claim. Revenues are recognized based on the estimated rate at which the services are provided. These rates are based on an historical evaluation of actual claim closure rates.

Income Taxes

The Company is included in the consolidated Federal income tax return of Loews Corporation and its eligible subsidiaries.  The Company accounts for income taxes under the asset and liability method.  Under the asset and liability method, deferred income taxes are recognized for temporary differences between the financial statement and tax return bases of assets and liabilities.  Future tax benefits are recognized to the extent that realization of such benefits is more likely than not.

Goodwill

Goodwill represents the excess of the purchase price over the fair value of the separately identifiable net assets of acquired entities.  Fair value of an asset is determined as the amount at which those assets of an entity could be bought or sold in current transactions between willing parties.  The Company has performed an assessment of the recoverability of its goodwill on an annual basis.  The results of the Company’s assessment of goodwill recoverability have been reflected in these financial statements.

Accounts Receivable and Allowance for Doubtful Accounts

The Company extends credit based on an evaluation of a client’s financial condition and, generally, collateral is not required. Accounts receivable are typically due within 30 days and are stated at amounts due from clients net of an allowance for doubtful accounts.  Accounts outstanding longer than the contractual payment terms are considered past due. The Company maintains allowances for doubtful accounts, relating to billed receivables, for estimated losses resulting from the inability of clients to make required payments.  These allowances are established using historical write-off information to project future experience and by considering the current credit worthiness of clients and any known specific collection problems. The Company writes off accounts receivable when they become uncollectible, and any payments subsequently received are accounted for as recoveries. The Company’s allowances for doubtful accounts on billed receivables was $595,669 and write-offs, net of recoveries, including revenue adjustments were $74,331 for 2004.  For 2003, the Company’s allowance for doubtful accounts on billed receivables was $614,680 and write-offs were $0.

B. Income Taxes

The Company is included in the consolidated Federal income tax return of Loews, along with its parent company, Casualty and Casualty’s parent, TCC and TCC’s parent, CNA. CNA has a policy whereby each of its domestic direct or indirect subsidiaries included in the Loews tax return calculate its income taxes as if it were filing its own Federal stand-alone income tax return.  All income tax related payments are payable to CCC.  To date these Federal tax payments have not been settled with CCC.

A reconciliation between the Company’s Federal income tax expense at statutory rates and the recorded income tax expense is as follows:

	Years ended December 31,
	2004	2003
Income tax expense at statutory rates	$1,426,860	$1,056,050
State income taxes	160,058	107,644
Employee benefit	137,642	169,122
Meals & entertainment	1,314	2,732

Income tax expense	$1,725,874	$1,335,549

The current and deferred components of the Company’s income tax (expense) benefit are as follows:

	Years ended December 31,
	2004	2003
Current tax expense	$1,824,681	$1,935,743
Deferred tax benefit	(98,807)	(600,193)

Total income tax expense	$1,725,874	$1,335,549

The deferred tax effects of the significant components of the Company’s deferred tax assets and liabilities are set forth in the table below:

	As of December 31,
	2004	2003

Deferred Tax Assets:
Receivables	$151,898	$158,552
Deferred revenue	1,295,907	1,190,447
Gross deferred tax assets	1,447,805	1,348,998
Valuation allowance	—	—

Deferred tax assets after valuation allowance	1,447,805	1,348,998

Net deferred tax asset	$1,447,805	$1,348,998

Although realization of deferred tax assets is not assured, management believes it is more likely than not that the recognized net deferred tax asset will be realized through future earnings, including but not limited to future income from continuing operations, reversal of existing temporary differences, and available tax planning strategies.

C. Related Party Transactions

Various functions of the Company are integrated into the operations of Casualty and therefore share many common support services as well as space with Casualty.  All expenses incurred by the Company are initially paid for by Casualty and then allocated to the Company via a monthly allocation process.  Expenses allocated to the Company by Casualty include both direct and indirect expenses.  Direct expenses primarily include salary and related expenses for all employees dedicated to the Company’s day to day operations as well as expenses directly incurred by these employees such as travel and related expenses, transcription service fees, offices supplies and various other expenses related to the day to day operations of the Company.  Indirect expenses primarily include information technology, rent expenses, human resources, corporate insurance and other expenses which are allocated to the Company by Casualty.  At December 31, 2004, the Company owed Casualty $1,109,295 related to the direct and indirect expenses for the month of December which are reimbursed to Casualty on a one month lag except for Federal income taxes.  The amount owed as of December 31, 2003 was $1,013,717.

D. Trust Funds

The Company administers trust funds on behalf of certain clients which are not reflected in the Company’s balance sheet.  The trust funds were established in order to facilitate the payment of the clients’ costs and expenses relating to claims administration, claims investigation and special projects.  Accordingly, the accounts are funded by the clients.  The Company maintains the appropriate Fidelity Insurance Bond to administer these funds.  At December 31, 2004, the trust fund balances total approximately $8,586,080.  The trust fund balances at December 31, 2003 were approximately $9,053,278.

E. Subsequent Event

On March 31, 2005, Casualty sold MCHC and its subsidiary, Caronia, for $16,000,000 to Octagon Risk Services, Inc., a subsidiary of Security Capital Corporation pursuant to a stock purchase agreement. The purchase price is subject to adjustment based upon the working capital of MCHC as of the closing date.

(b)         Pro Forma Financial Information

The following unaudited pro forma combined financial statements of Security Capital (“pro forma statements”) give effect to the acquisition by Security Capital, through its indirect, majority-owned subsidiary, Octagon, of MCHC and its wholly owned subsidiary, Caronia, and related financing on the historical financial position and results of continuing operations of Security Capital.

The historical financial information set forth below has been derived from, and should be read in conjunction with, the audited consolidated financial statements and notes thereto contained in Security Capital’s Annual Report on Form 10-K for its fiscal year ended December 31, 2004 filed with the Securities and Exchange Commission, and the consolidated financial statements of MCHC included herein pursuant to Item 9.01(a) of this Form 8-K.

The pro forma statements give effect to Security Capital’s acquisition of MCHC and related financing as if the transactions had been consummated on January 1, 2004 for the combined statement of operations and at December 31, 2004 for the combined balance sheet.  The pro forma statements are provided for informational purposes only and do not purport to represent what the combined financial position or results of operations would have been had the acquisition and related financings and other pro forma adjustments occurred on the dates indicated.  In addition, the accompanying pro forma statements are not necessarily indicative of the financial position or results of operations which may be achieved in the future.

Security Capital Corporation

Pro Forma Combined Balance Sheet (unaudited)

As of December 31, 2004

(in thousands)

	Security Capital Historical	MCHC Historical	Pro Forma Adjustments		Pro Forma Combined
ASSETS

Current assets:

Cash and cash equivalents	$12,488	$10,316	$(6,503	)(1)	$15,490
			(811	)(4)

Restricted cash	373				373
Accounts receivable, net	18,340	2,076			20,416
Assignment and development costs, net	1,548				1,548
Deferred income taxes	2,681				2,681
Other current assets	1,345				1,345

Total current assets	36,775	12,392	(6,503)		41,853

Property and equipment, net	6,036				6,036
Goodwill, net	59,041	16,250	6,272	(2)	65,313
			(16,250	)(3)
Identified intangible assets, net	12,563		8,700	(2)	21,263
Deferred income taxes	1,358	1,448	(1,448	)(3)	1,358
Other assets	862		141	(2)	1,003

Total assets	$116,635	$30,090	$(9,899)		$136,826

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:

Accounts payable	$5,363	$61			$5,424
Accrued expenses and other liabilities	9,899				9,899
Income taxes payable	8,191				8,191
Unearned revenue	24,566	4,559			29,125
Current portion of long-term debt	5,970		$(5,970	)(4)	8,100
			8,100	(5)
Intercompany payable to Casualty		6,503	(6,503	)(1)

Total current liabilities	53,989	11,123	(4,373)		60,739

Long-term debt	18,959		(18,959	)(4)	32,400
			40,500	(4)
			(8,100	)(5)
Other long-term obligations	2,297				2,297
Minority interests	6,023				6,023

Total stockholders’ equity	35,367	18,967	(18,967	)(3)	35,367

Total liabilities and stockholders’ equity	$116,635	$30,090	$(9,899)		$136,826

The accompanying notes are an integral part of these pro forma combined financial statements.

NOTES TO PRO FORMA COMBINED BALANCE SHEET (UNAUDITED)

(1)          At the date of acquisition, MCHC owed its parent, Casualty, $6,503 for intercompany charges.  On the date of acquisition, MCHC transferred cash to Casualty to settle the intercompany payable.

(2)          The acquisition of MCHC was accounted for as a purchase business combination in accordance with SFAS 141.  Accordingly, the purchase price was allocated to the tangible and intangible assets acquired, and liabilities assumed.  The preliminary allocation of the purchase price is shown in the table below.  The fair values of the Caronia trade name and customer contracts were based on an independent third-party valuation.  The fair values of the remaining assets acquired and liabilities assumed were determined to approximate their carrying values at the date of acquisition.

Purchase price	$16,000
Transaction costs	382
Total allocable purchase price	$16,382

Allocation of Purchase Price
Cash	$3,813
Accounts receivable, net	2,076
Goodwill	6,272
Identified intangible assets, net (a) (b)	8,700
Deferred financing costs	141
Unearned revenue	(4,559)
Accounts payable	(61)
Total allocated purchase price	$16,382

Total transaction costs were composed of financing-related costs of $141 and legal fees of $241.  The financing costs of $141 have been reflected as deferred financing costs in the above pro forma combined balance sheet and the legal fees are included in goodwill.

(a)          Octagon acquired the right to use the Caronia trade name historically used by MCHC and Caronia.  A value of $3,000 was assigned to the acquired trade name based on the “relief from royalty” method, which valued the trade name based on the estimated amount that a company would have to pay in an arm’s-length transaction to use the trade name.

(b)         Octagon also acquired established customer relationships and underlying service contracts.  The value of these relationships and underlying contracts was determined based on the present value of estimated future cash flows and an analysis of historical attrition rates.  A value of $5,700 was assigned to these relationships and underlying contracts.

(3)          To eliminate the goodwill and deferred income taxes of MCHC, which are not acquired assets under SFAS 141.  The equity of MCHC at the acquisition date has also been eliminated.

(4)          To fund the acquisition, WC entered into a Second Amended and Restated Loan Agreement (the “Credit Agreement”).  The Credit Agreement provided WC with a $40,500 five-year, fully-amortizing term loan (the “Term Loan”) and an $8,000 revolving credit facility (the “Revolver”).  The Term Loan bears interest at LIBOR plus 2.5% or Prime, at WC’s option, and borrowings under the Revolver bear interest at LIBOR plus 2% or Prime minus 0.5%, at WC’s option.  A portion of the proceeds was used to acquire Caronia and the remaining proceeds were used to repay existing debt.  At December 31, 2004, WC had existing debt outstanding of $24,929, which was reflected on Security Capital’s consolidated balance sheet at December 31, 2004 as current portion of long-term debt of $5,970 and long-term debt of $18,959.

In addition, there was a net use of cash on hand of $811 as follows:

Borrowing under the Credit Agreement	$40,500
Repayment existing debt	(24,929)
Acquisition of Caronia	(16,000)
Transaction costs	(382)
$(811)

(5)          The Term Loan requires monthly principal payments of $675.  Accordingly, $8,100 has been classified as current to reflect the principal payments due in the 12 months following the acquisition.

Security Capital Corporation

Pro Forma Combined Statement of Operations (unaudited)

For the Year Ended December 31, 2004

(in thousands, except per share data)

	Security Capital Historical	MCHC Historical	Pro Forma Adjustments		Pro Forma Combined

Revenues	$132,940	$15,531			$148,471

Costs of services provided		9,476	$(9,476	)(1)
Selling, general and administrative expenses	114,315	1,978	9,476	(1)	125,769
Depreciation and amortization	3,780		738	(2)	4,518

Operating income	14,845	4,077	(738)		18,184

Interest expense	(4,351)		(1,039	)(3)	(5,390)
Other income, net	652				652

Income before income taxes and minority interest	11,146	4,077	(1,777)		13,446

Income tax expense	(5,245)	(1,726)	711	(4)	(6,260)

Minority interest in income of consolidated subsidiaries	(1,438)		(257	)(5)	(1,695)

Net income from continuing operations	4,463	2,351	(1,323)		5,491
Less preferred stock accretion	(1,275)				(1,275)

Net income from continuing operations available to common stockholders	$3,188	$2,351	$(1,323)		$4,216

Earnings per common share from continuing operations

Basic	$0.49				$0.65
Diluted	$0.43				$0.60

Weighted average shares used in computation

Basic	6,451				6,451
Diluted	6,598				6,598

The accompanying notes are an integral part of these pro forma combined financial statements.

NOTES TO THE PRO FORMA COMBINED STATEMENT OF OPERATIONS (UNAUDITED)

(1)           MCHC records certain costs as costs of services provided, whereas Security Capital records these costs as selling, general and administrative expenses.  Accordingly, to conform to Security Capital’s historical financial statements, MCHC’s costs of services provided have been reclassified to selling, general and administrative expenses.

(2)           This adjustment reflects additional expense from the amortization of acquired identified intangible assets over their estimated useful lives.  See note 2 to the pro forma combined balance sheet for a description of identified intangible assets.  The trade names are being amortized on a straight-line basis over a 10-year period.  The acquired customer relationships are being amortized on a straight-line basis over a 13-year period.

(3)           The pro forma net interest expense adjustment for the year ended December 31, 2004 was as follows:

Interest expense on borrowings under the Credit Agreement	$1,971
Amortization of deferred financing costs	28
Total interest expense	1,999
Elimination of historical interest expense	(960)
Net interest expense adjustment	$1,039

Deferred financing costs related to the Credit Agreement are amortized over the term of the Agreement.  The borrowings from the Credit Agreement were partially used to refinance existing debt.  Accordingly, historical interest expense on the refinanced debt has been eliminated in the pro forma statements.

Assuming a 1/8% increase in the interest rate associated with the Credit Agreement, pro forma interest expense would have been $46 higher and pro forma net income would have been reduced by $22.

(4)           To record the tax effect on the pro forma adjustments at an effective rate of 40%.

(5)           To record a 20% minority interest in MCHC’s earnings.  For purposes of the pro forma adjustment, the 20% minority interest is calculated on the historical earnings of MCHC of $2,351 less the pro forma adjustments of $1,066 after tax.

(c)                                  Exhibits

23.1                           Independent Auditors' Consent.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Security Capital Corporation

Date: June 30, 2005	By:	/s/ William R. Schlueter
William R. Schlueter
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Document

23.1	Independent Auditors' Consent.